Exhibit 10.17

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 2, 2017, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and BIONANO GENOMICS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 8, 2016 (as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of December 9, 2016, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

Borrower is currently in default under the Agreement due to Borrower’s failure to comply with the Indebtedness restrictions as set forth in Section 7.4 of the Agreement (as in effect prior to the date hereof) (the “Existing Default”).

NOW, THEREFORE, the parties agree as follows:

1. The following defined term hereby is added to Section 1.1 of the Agreement as follows:

“Second Amendment Effective Date” means May 2, 2017.

2. Subsection (h) and Subsection (i) of the defined term “Permitted Indebtedness” in Section 1.1 of the Agreement hereby are amended and restated as follows:

“(h) Indebtedness related to a corporate credit facility not to exceed Fifty Thousand Dollars ($50,000) in the aggregate provided by PWB to Borrower, for a period ending not later than sixty (60) days after the Second Amendment Effective Date;

(i) Indebtedness related to a corporate credit facility not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate provided by American Express to Borrower (which facility will replace the corporate credit facility provided by PWB to Borrower unless such facility is provided by Bank to Borrower instead);”

3. Borrower hereby acknowledges and Bank hereby waives the Existing Default.

4. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BIONANO GENOMICS, INC.

By:	/s/ R. Erik Holmlin

Title:	CEO

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Lindsay Fouty

Title:	VP Portfolio Management

[Signature Page to Second Amendment to Loan and Security Agreement]

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